                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant []

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) OR Rule 14a-12

                            CRAGAR INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         --------------------------
     5)  Total fee paid:

         --------------------------

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             CRAGAR INDUSTRIES, INC.
                             4636 North 43rd Avenue
                             Phoenix, Arizona 85031

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 1997

To our Shareholders:

         The 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Cragar Industries, Inc. (the "Company") will be held at 10 a.m., Mountain Standard Time, on Friday, May 16, 1997, at 4636 North 43rd Avenue, Phoenix, Arizona, for the following purposes:

         1. To elect five directors to the Board of Directors to serve for a one-year term;

         2. To consider and vote upon a proposal to amend the 1996 Cragar Non-Employee Directors' Stock Option Plan;

         3. To consider and vote upon a proposal to amend the 1996 Cragar Stock Option and Restricted Stock Plan; and

         4. To transact such other business as may properly come before the Annual Meeting.

         Each outstanding share of the Company's Common Stock entitles the holder of record at the close of business on April 15, 1997 to vote at the Annual Meeting or any adjournment thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. So far as management is aware, the matters described in this Proxy Statement will be the only ones to be acted upon at the meeting. If any other matters properly come before the meeting or any adjournment thereof, the proxy committee named in the enclosed proxy will vote on those matters in accordance with its judgment. A copy of the Company's 1997 Annual Report to Shareholders, which includes certified financial statements, is enclosed. Management cordially invites you to attend the Annual Meeting.

                                       By Order of the Board of Directors

                                   /S/ Micahel L. Hartzmark
                                       --------------------
Phoenix, Arizona                       Michael L. Hartzmark
April 16, 1997                         President and Chief Executive Officer


                                    IMPORTANT

SHAREHOLDERS ARE EARNESTLY REQUESTED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

                             CRAGAR INDUSTRIES, INC.
                             4636 North 43rd Avenue
                             Phoenix, Arizona 85031

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of Cragar Industries, Inc. (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 16, 1997. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The proxy materials were mailed on or about April 16, 1997 to shareholders of record at the close of business on April 15, 1997.

         A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at 4636 North 43rd Avenue, Phoenix, Arizona 85031.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph.


                          VOTING SECURITIES OUTSTANDING

         Only holders of record of Common Stock at the close of business on April 15, 1997 will be entitled to vote at the Annual Meeting. At that date, there were 2,210,305 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters on which shareholders may vote. There is no cumulative voting on any matters.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.


                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of five members. Directors hold office until the next annual meeting of the stockholders of the Company or until their successors have been elected and qualified. The present terms of Michael L. Hartzmark, Sidney Dworkin, Mark Schwartz, Donald E. McIntyre, and Edward E. Faber, all of whom are incumbent directors, will expire at the Annual Meeting. Messrs. Hartzmark, Dworkin, Schwartz, McIntrye, and Faber have been nominated for re-election as directors of the Company and, unless otherwise instructed, the proxy holders will vote the proxies received by them for their re-election. The nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

         If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

                  INFORMATION CONCERNING DIRECTORS AND OFFICERS

         Information concerning the names, ages, terms, positions with the Company and business experience of the Company's current directors and executive officers is set forth below.


         NAME                         AGE        POSITION
         ----                         ---        --------

Michael L. Hartzmark, Ph.D.            41        President, Treasurer, Chief Executive
                                                 Officer, and Director

Sidney Dworkin(1)(2)                   75        Director

Mark Schwartz(1)(2)                    46        Director

Donald E. McIntyre(1)(2)               72        Director

Edward E. Faber(1)(2)                  64        Director

Anthony W. Barrett                     48        Vice President of Sales Operations

Michael R. Miller                      38        Secretary and Chief Operating Officer

-------------------------
(1) Member of Audit Committee
(2) Member of Compensation Committee


         MICHAEL L. HARTZMARK joined the Company as a full-time employee in May 1993 and has served as its President and Chief Executive Officer since June 4, 1993, and as a director since January 1, 1993. Prior to joining the Company, Dr. Hartzmark was an economic consultant (as President of EconOhio Corporation) and a financial consultant (as President of MDA Financial, Inc.). EconOhio wrote business plans for and provided advice to a variety of companies. MDA provided financial consulting services to small and medium-size companies, as well as assistance to oil and gas and real estate limited partnerships. From 1987 to 1989, Dr. Hartzmark was Senior Economist at Lexecon, Inc., a Chicago-based economics and law consulting firm. Dr. Hartzmark was the John M. Olin Visiting Scholar at the University of Chicago and an Assistant Professor at the University of Michigan. He has also worked for the Treasury Department and the Commodity Futures Trading Commission. Dr. Hartzmark earned his M.A. and Ph.D. degrees in economics at the University of Chicago. He holds a B.A. in economics from the University of Michigan.

         SIDNEY DWORKIN has served as a director of the Company since December 1994. Mr. Dworkin served as President and Chairman of the Board of Revco Drugstore Company, Inc. until October 1987. Mr. Dworkin currently serves as a member of the Board of Directors of Comtrex Systems, Inc., Northern International Technologies, Inc., and CCA Industries, Inc. He is also owner and Chairman of the Board of Advanced Modular Systems, Inc., a privately-held manufacturer of modular buildings. His experiences range across a multitude of industries including, among others, pharmaceuticals, computer hardware and software, modular housing, and consumer products.

         MARK SCHWARTZ has served as a director of the Company since January 1993. Mr. Schwartz is President of G&S Metal Products, Inc., one of the largest producers of consumer metal products in the United States. The company's headquarters in Cleveland, Ohio include a major manufacturing facility. G&S Metal Products sells its products to major retailers (e.g., K-Mart, Target, and WalMart), many through private label programs. Mr. Schwartz is also President of G&S Machine Tools, Inc. and Vice President of Porcelen, Inc. Mr. Schwartz has extensive export and import experience.

         DONALD E. MCINTYRE has served as a director of the Company since June 1996. Mr. McIntyre is currently active nationally in merger and acquisition work in association with Chapman Associates. Until its sale in February

1997, he was also interim CEO at Capital Electric Group. From 1964 to 1981, he was Chairman of the Board, President, and CEO of Custom Products Corporation, a multi-plant manufacturing and distribution company. Mr. McIntyre currently serves as a member of the Board of Directors of Capital Electric Group, the Joray Corporation, and Watkins Shepard Inc. Mr. McIntyre holds a B.S. from Iowa State University and attended post-graduate courses at Michigan State University and Drake.

         EDWARD E. FABER has served as a director of the Company since November 1996. Mr. Faber is currently President and C.E.O. of Faber Consulting, Inc., which consults with small, emerging companies on a variety of corporate matters, including turnaround strategies. From 1991 to 1992, he served as President and Chief Executive Officer of SuperCuts, Inc., where he was responsible for organizing and executing a successful initial public stock offering. From 1990 until the company was sold in 1991, Mr. Faber served as Vice Chairman and Chief Executive Officer of Dataphaz. In 1976, Mr. Faber was the founding President of Computerland Corporation. He retired from Computerland Corporation in 1983, but was brought back in 1985 to serve as Chairman and Chief Executive Officer until 1987 when the company was sold. He remained as Vice Chairman until 1990. Mr. Faber currently serves as a member of the Board of Directors of Integrated Circuits Engineering Corp., Saigene Corp., Cotelligent Systems, Inc., Great American Backrub Stores, and Phoenix Receivables. Mr. Faber holds a degree in Industrial and Labor Relations from Cornell University and was an officer in the United States Marine Corps.

         ANTHONY W. BARRETT joined the Company in August 1995. In addition to serving as Vice President of Sales Operations, Mr. Barrett also serves as the Company's principal financial and accounting officer. He has over 25 years of experience in manufacturing. He has had extensive experience in finance and accounting, operations, sales, marketing and production. From 1980 to 1993, Mr. Barrett served as Vice President - Finance, Vice President - Retail Operations and Vice President - Canadian Operations at F.E. Myers, a manufacturer and assembler of pumps. His responsibilities included overseeing finance, production, operations, and sales. Prior to 1980, Mr. Barrett worked for 10 years at ITT. Mr. Barrett holds a B.A. from Malone College.

         MICHAEL R. MILLER joined the Company as a full-time employee in November 1996 after serving as a consultant to the Company for three months. He has over 16 years of experience with manufacturing companies working either as a senior executive or consultant. From 1992 to 1996, Mr. Miller was employed at Form Rite, a $110 million supplier of fluid handling systems to Ford, GM, Chrysler, Mercedes, Nissan, and TRW. He assisted with the sale of the company to Siebe plc., a large British firm. Prior to the sale, he had worldwide responsibility for sales and engineering efforts. Mr. Miller was Vice President of Operations for Mr. Gasket Company, Inc. and had operating responsibility for CRAGAR from 1988 to 1992. He joined Mr. Gasket from the consulting practice of Deloitte & Touche after completing a restructuring project at CRAGAR Industries. Mr. Miller has a B.S. in Business Administration from the University at Albany and a Master of Business Administration from Rochester Institute of Technology.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the year ended December 31, 1996, the Board of Directors of the Company met or acted by written consent on 15 occasions. Each of the Company's directors attended more than 75% of the meetings of the Board of Directors.

         Compensation Committee. The Compensation Committee of the Board of Directors, which did not meet during 1996, reviews all aspects of compensation of officers of the Company and determines or makes recommendations on such matters to the full Board of Directors. The Compensation Committee consists of Mssrs. Dworkin, Schwartz, McIntyre, and Faber.

         Audit Committee. The Audit Committee, which did not meet during 1996, represents the Board of Directors in evaluating the quality of the Company's financial reporting process and internal financial controls through consultations with the independent auditors, internal management and the Board of Directors. The Audit Committee consists of Mssrs. Dworkin, Schwartz, McIntyre, and Faber.

         Executive Committee. The Executive Committee, which was established in April 1997, has all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except those powers that, by law, cannot be delegated by the Board of Directors. The Executive Committee consists of Mssrs. Hartzmark, Faber, and McIntrye.

         Other Committees. The Company does not maintain a standing nominating committee or other committees performing similar functions. Nominations of persons to be directors are considered by the full Board of Directors.


                             EXECUTIVE COMPENSATION

         The following table sets forth for each of the last three fiscal years the total compensation awarded to, earned by, or paid to (i) the Company's Chief Executive Officer, and (ii) each of the Company's other executive officers whose annual salary and bonus exceeded $100,000 during fiscal 1996 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                            Annual Compensation        Long Term Compensation
                                          ------------------------  ---------------------------

                                                                     Securities
          Name and                                    Other Annual   Underlying     All Other
     Principal Position    Year      Salary    Bonus  Compensation  Stock Options  Compensation
     ------------------    ----     --------   -----  ------------  -------------  ------------
Michael L. Hartzmark       1996     $110,000     --         --         20,000(1)         --
     President & Chief     1995     $ 96,000     --         --             --            --
     Executive Officer     1994     $ 96,000     --         --             --            --

----------

(1) Each option is exercisable at $5.60 to purchase one share of Common Stock, which was the fair market value on the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR

          The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 1996 to the Named Executive Officers.



                                           % of Total
                            Number of        Options
                            Securities     Granted to
                            Underlying      Employees       Exercise
                             Options        in Fiscal         Price          Expiration
Name                         Granted          Year        (per share)(1)        Date
----                        ----------     ----------     --------------     ----------
Michael L. Hartzmark        20,000(2)        37.38%           $5.60          11/9/2006
     President & Chief
     Executive Officer

----------

(1) All options were granted with an exercise price equal to the fair market value on the date of grant.

(2) One-third of the options become exercisable on each of the first three anniversaries of the grant date.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUE AS OF DECEMBER 31, 1996

         The following table sets forth information with respect to the exercise and value of stock options issued during the fiscal year ended December 31, 1996, to the Named Executive Officers.


                                                                Number of Securities              Value of Unexercised
                                                               Underlying Unexercised                 In-the-Money
                                                                    Options at                         Options at
                                Shares                           Fiscal Year End (#)              Fiscal Year End ($)
                               Acquired                    -----------------------------     -------------------------------
                                  On          Value
       Name                    Exercise      Realized      Exercisable     Unexercisable     Exercisable       Unexercisable
       ----                    --------      --------      -----------     -------------     -----------       -------------
Michael L. Hartzmark              0             $0             0              20,000             $0                $0
  President & Chief
Executive Officer


EMPLOYMENT AGREEMENTS

         The Company does not have employment agreements in place with respect to any of the Named Executive Officers.


DIRECTOR COMPENSATION

         The Company pays all non-employee directors $1,500 for attendance at the Company's quarterly and annual meetings of directors, $500 per month for serving on the Executive Committee meetings and attending related meetings, and $250 for any other committee meetings attended. In addition, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings.

         Directors who are not employees of the Company receive nonqualified stock options pursuant to a formula grant provision of the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Pursuant to the Directors' Plan, on June 10, 1996, Messrs. Dworkin, McIntyre, and Schwartz were granted options to purchase 2,100,700, and 2,800 shares, respectively. All options were granted with an exercise price of $5.14 and vested immediately with the exception of Mr. McIntyre's options which will vest one year from the date of grant. On November 9, 1996, pursuant to the Directors' Plan, Mr. Faber was granted options to purchase 700 shares. The option grants to Mr. Faber vest one year from the date of grant and have an exercise price of $5.60.

         The shareholders are being asked at the annual meeting to approve amendments to the Directors' Plan. See "Proposal to Amend the Cragar Non-Employee Director's Stock Option Plan."

CHANGE OF CONTROL PROVISIONS

         Each outstanding option granted under the Directors' Plan becomes immediately fully exercisable if (i) there occurs any transaction that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company, (ii) the stockholders of the Company approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive, or (iii) the stockholders of the Company approve a plan for the sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company.

                 PROPOSAL TO APPROVE AN AMENDMENT TO THE CRAGAR
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

         On April 11, 1997, the Board of Directors unanimously approved, subject to approval by the Company's shareholders, an amendment to the 1996 Cragar Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). As discussed below, the proposed amendment would (i) provide for an initial grant of 2,000 options to each non-employee director on the date that such individual first becomes a non-employee director; (ii) increase the number of options granted to non-employee directors at the date of each annual meeting of shareholders 700 to 2,000; (iii) modify the provisions of the Directors' Plan relating to termination of the options when the optionee ceases to be a director; (iv) provide for a one time grant of 3,300 options to the Company's four current non-employee directors; and (v) increase the shares of Common Stock authorized for issuance under the Directors' Plan from 35,000 to 70,000.

         The purpose of the Directors' Plan is to assist the Company in attracting and retaining competent outside directors, to provide motivation for superior performance, and to strengthen the desire of such outside directors to remain with the Company. In order that the Directors' Plan may continue to serve its intended purpose, the Board of Directors believes that the approval of the proposed amendment to the Directors' Plan is essential to further the long-term stability and financial success of the Company by attracting, motivating, and retaining qualified non-employee directors through the use of stock incentives.

SUMMARY DESCRIPTION OF THE DIRECTORS' PLAN

         The material features of the Directors' Plan, without giving effect to the proposed amendment, are described below.

         General. The Director's Plan currently authorizes 35,000 shares of Common Stock for issuance or subject to issuance upon exercise of outstanding grants under the Directors' Plan. Common Shares issued pursuant to the Plan may either be treasury shares or newly issued shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's Common Stock, appropriate adjustments would be made in the number of Common Shares that could be issued in the future and in the number of Common Shares and price under all outstanding grants made before the event.

         Grants Under the Directors' Plan. Options under the Directors' Plan are awarded pursuant to a formula: each non-employee director is granted an option to purchase 700 shares of Common Stock upon his or her initial election and on subsequent re-election as a non-employee director. Each option granted pursuant to the Directors' Plan is exercisable to purchase one share of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant. Each option becomes exercisable in full on the first anniversary of the option's grant, provided the grantee remains a non-employee director of the Company on such anniversary.

         Special Exercisability Feature of Options. Each outstanding option shall become immediately fully exercisable if (i) there occurs any transaction that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company, (ii) the stockholders of the Company approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive, or (iii) the stockholders of the Company approve a plan for the sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company.

         Termination of Option Period. The unexercised portion of any option automatically terminates on the earliest to occur of: (i) one year after the death of grantee; (ii) six month after the date on which the grantee ceases to be a director for any reason other than death; or (iii) after the expiration of 10 years from the date of grant of the option.

         Amendment and Discontinuation of the Plan. The Board may from time to time amend the Directors' Plan except that no such amendment may, without approval by the stockholders of the Company, (i) materially increase the benefits accruing to participants under the Directors' Plan, (ii) materially increase the number of securities which may be issued under the Directors' Plan, or (iii) materially modify the requirements as to eligibility for participation in the Directors' Plan.

         Federal Income Tax Aspects. With respect to the non-qualified stock options to be granted pursuant to the Directors' Plan: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction of the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated as either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

SUMMARY DESCRIPTION OF THE DIRECTORS' PLAN AMENDMENT

         The full text of the Directors' Plan, as amended by the proposed amendment, is set forth as Appendix A hereto, and readers are urged to refer to it for a complete description. The following is a summary of the provisions which will be amended by approval of the proposed amendment to the Directors' Plan.

         General. The Director's Plan will authorize 70,000 shares of Common Stock for issuance or subject to issuance upon exercise of outstanding grants under the Directors' Plan.

         Grants Under the Directors' Plan. The formula pursuant to which options under the Directors' Plan are awarded would be amended to provide as follows: each non-employee director is granted, on the date that he or she first becomes a non-employee director, an immediately exercisable option to purchase 2,000 shares of Common Stock. The per share exercise price of the option subject to this initial grant is equal to the fair market value of the Common Stock on the date of grant. In addition, each non-employee director is granted, on the date of his or her initial election or subsequent re-election by the Company's shareholders as a non-employee director, an option to purchase 2,000 shares of Common Stock, which option becomes exercisable in full on the first anniversary of the option's grant, provided he or she remains a director on such anniversary. The per share exercise price of this annual grant is equal to the fair market value of the Common Stock on the date of grant.

         Termination of Option Period. The unexercised portion of any option will automatically terminate on the earliest to occur of: (i) two years after the date on which the grantee ceases to be a director for any reason including death; or (ii) after the expiration of 10 years from the date of grant of the option.

         One Time Grant. The Company's current non-employee directors, Edward Faber, Donald McIntyre, Mark Schwartz, and Sidney Dworkin, each will be granted an option to purchase 3,300 shares of Common Stock, which option will become exercisable in full on May 16, 1997, provided the grantee remains a non-employee director on such date. The per share exercise price of the option subject to this one-time grant will be equal to the fair market value of the Common Stock on the date of grant.

CONCLUSION AND RECOMMENDATION

         The Board of Directors believes it is in the best interests of the Company and its shareholders to approve the proposed amendment to the Directors' Plan in order to attract and retain the highest quality of experienced persons as directors and to encourage greater stock ownership by directors to align the interests of the directors of the Company more closely with the interests of the Company's shareholders. To be approved, the proposed amendment requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting on this proposal (including broker non-votes) will have the effect of votes against this proposal. If not otherwise specified, properly executed proxies will be voted in favor of the proposal.

         The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Cragar Non-Employee Directors' Stock Option Plan.

                 PROPOSAL TO APPROVE AN AMENDMENT TO THE CRAGAR
                     STOCK OPTION AND RESTRICTED STOCK PLAN

         On April 11, 1997, the Board of Directors unanimously approved, subject to approval by the Company's shareholders, an amendment to the 1996 Cragar Stock Option and Restricted Stock Plan (the "Employee Option Plan") to limit the maximum number of the Company's Common Shares that may be awarded as stock options to any single participant to 125,000 Common Shares. This amendment will assure that any additional stock options granted will continue to qualify as "other performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The proposed amendment would also increase the number of shares of Common Stock available for issuance under the Employee Option Plan from 210,000 to 300,000.

         Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Corporation for compensation in excess of $1 million paid to each of its chief executive officer and its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to certain performance based compensation as to which the shareholders have approved the performance criteria and the maximum amount payable to any given individual in a specified period. Stock options are inherently performance based, since they provide value to employees only if the stock price appreciates.

         The full text of the Employee Option Plan, as amended by the proposed amendment, is set forth as Appendix B hereto, and readers are urged to refer to it for a complete description. The following is a summary of the material terms of the Employee Option Plan, as amended by the proposed amendment, and is qualified in its entirety by such reference.

GENERAL INFORMATION REGARDING THE EMPLOYEE OPTION PLAN

         The Employee Option Plan is administered by the Company's Board of Directors or, at the discretion of the Board, by a committee (the "Committee") of not less than two members of the Board each of whom shall qualify as a "Non-employee Director" as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. The Committee is authorized to grant stock options, stock appreciation rights and restricted stock grants to officers and other key executive and management employees of the Corporation and its subsidiaries. While the number of grantees will vary from year to year, in 1996, eight employees, including three officers, received awards under the Employee Option Plan.

         The maximum number of the Corporation's Common Shares that may be issued under the Employee Option Plan is 300,000. If Common Shares under a grant are not issued, those Common Shares will again be available for inclusion in future grants. Common Shares issued pursuant to the Plan may either be treasury shares or newly issued shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's Common Stock, appropriate adjustments would be made in the number of Common Shares that could be issued in the future and in the number of Common Shares and price under all outstanding grants made before the event.

GRANTS UNDER THE EMPLOYEE OPTION PLAN

         Stock Options. The Committee may grant nonqualified options and options qualifying as incentive stock options under the Code. The option price of any incentive stock option must be at least equal to the fair market value of a Common Share on the date of grant. The exercise price of grants of non-qualified options will be determined by the Committee but in no event will be less than 85% of the fair market value of a Common Share on the date of grant. The term of each option is fixed by the Committee but may not exceed ten years from the date of grant. The Committee determines the time or times at which each option may be exercised. Options may be made exercisable in installments. Subject to the per person limit described above, the Committee has the discretion to determine the number of Common Shares to be awarded to each participant.

         Stock Appreciation Rights. The Committee may grant SARs that entitle the grantee to receive an amount equal to the excess of the then fair market value of the Common Shares with respect to which the SAR is being exercised over the price fixed by the Committee at the time the SAR was granted. Payment is made in cash, in Common Shares, or a combination of the two as the Committee determines. If an SAR is exercised, the right under any related option would terminate. If any related stock option is exercised, any SAR related to the Common Shares purchased would terminate. The Committee will determine the time or times at which an SAR may be exercised.

         Restricted Stock Grants. The Committee may also issue Common Shares under a restricted stock grant, subject to the satisfaction of any applicable conditions thereon, such as continued employment for a specified period or the attainment of stated performance objectives. The grant would set forth a restriction period (including a period related to the attainment of goals) during which the shares of restricted stock granted would remain subject to forfeiture. The grantee of an award of restricted stock generally may not dispose of the shares prior to the expiration of the restriction period. During this period, a grantee of restricted stock would generally have all the rights of a stockholder, including the right to vote the Common Shares and receive dividends.

FEDERAL INCOME TAX CONSEQUENCES

         Stock Options. The grant of an incentive stock option or a nonqualified stock option would not result in income for the grantee or in a deduction for the Corporation.

         The exercise of a nonqualified stock option generally would result in ordinary income for the grantee and a deduction for the Corporation measured by the difference between the fair market value of the Common Shares received at the time of exercise and the option price.

         The exercise of an incentive stock option would not result in ordinary income for the grantee if the grantee (i) does not dispose of the Common Shares within two years after the date of grant or one year after the transfer of Common Shares upon exercised, and (ii) is an employee of the Corporation or a subsidiary of the Corporation from the date of grant until three months before the exercise date. If these requirements are met, the grantee's basis in the Common Shares upon later disposition would be the option price. Any gain would be taxed to the grantee as long term capital gain, and the Corporation would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is considered as income for purposes of the alternative minimum tax; therefore, a grantee is potentially subject to the minimum tax on the excess of the market value of the Common Shares purchased over option price as a result of exercise.

         If the grantee disposes of the incentive stock option Common Shares prior to the expiration of either of the holding periods described above, the grantee would recognize ordinary income, and the Corporation would be entitled to a deduction, equal to the lesser of the fair market value of the Common Shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of this amount would be treated as long term or short term capital gain, depending on whether the Common Shares are held for the requisite holding period.

         SARs. The grant of an SAR would not result in income for the grantee or in a deduction for the Corporation. Upon the exercise of an SAR, the grantee would recognize ordinary income and the Corporation would be entitled to a deduction measured by the fair market value of the Common Shares plus any cash received.

         Restricted Stock Grant. The grant of restricted stock will not result in income for the grantee or in a deduction for the Corporation for federal income tax purposes, unless the recipient timely elects to have income recognized at the time of the grant. Absent such election, dividends paid while the stock remains subject to such restrictions would be taxable to the recipient and deductible by the Corporation as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee would recognize ordinary income, and the Corporation would be entitled to a deduction, measured by the fair market value of the Common Shares at the time of lapse.

CONCLUSION AND RECOMMENDATION

         To be approved, the proposed amendment requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting on this proposal (including broker non-votes) will have the effect of votes against this proposal. If not otherwise specified, properly executed proxies will be voted in favor of the proposal.

         The Board of Directors recommends that shareholders vote "FOR" approval of the amendment to the Employee Option Plan.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 1997, the number and percentage of outstanding shares of Common Stock beneficially owned by (i) each person known by the Company to beneficially own more than 5% of such stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and
(iv) all directors and officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


                                                           Number
                                                    Shares Beneficially    Percent of
Name and Address of Beneficial Owner(1)                   Owned(2)          Total(3)
---------------------------------------             -------------------    ----------

Michael L. Hartzmark, Ph. D.(4)                            87,135             3.93%
Mark Schwartz(5)                                          121,548             5.44%
Sidney Dworkin(6)                                         321,691            14.31%
Harry Schwartz(7)                                         145,282             6.51%
All executive officers and directors
    as a group (seven persons)                            532,374            23.35%

--------------

(1) Unless otherwise noted, the address of each of the listed stockholders is c/o Cragar Industries, Inc. 4636 N. 43rd Avenue, Phoenix, Arizona 85031.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option or warrant.

(3) In calculating percentage ownership, all shares of Common Stock that the named stockholder has the right to acquire within 60 days upon exercise of any option or warrant are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such stockholder, but are not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other stockholder. Shares and percentages beneficially owned are based upon 2,210,305 shares outstanding on March 31, 1996.

(4) Includes 6,563 shares purchasable upon exercise of Class A Warrants, and 31,960 shares owned by MDA Financial, Inc. of which Mr. Hartzmark is a beneficial owner.

(5) Includes 13,125 shares purchasable upon exercise of Class A Warrants, 8,400 shares purchasable upon exercise of Class C warrants, and 2,800 shares purchasable upon exercise of options.

(6) Interest includes 11,813 shares purchasable upon exercise of Class A warrants, 24,500 shares purchasable upon exercise of Class B warrants, 2,100 shares purchasable upon exercise of options, and 10,533 shares owned by CN Partners of which Mr. Dworkin is a one-fifth beneficial owner.

(7) Interest includes 13,125 shares purchasable upon exercise of Class A Warrants, 8,400 shares purchasable upon exercise of Class C Warrants, and 10,533 shares owned by CN Partners of which Mr. Schwartz is a one-fifth beneficial owner.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         On December 15, 1994, Sidney Dworkin invested $500,000 in the Company in order to, among other things, fund the Company's $360,000 installment due under a promissory note to Performance Industries, Inc. (formerly Mr. Gasket) ("Performance"). This payment related to debt owed by the Company to Mr. Gasket as a result of the Company's acquisition of the CRAGAR brand name and certain other assets from Mr. Gasket. Of Mr. Dworkin's $500,000 investment, $150,000 was made as a contribution to capital, and the remaining $350,000 was made as a loan to the Company. In consideration of the $150,000 capital contribution, Mr. Dworkin received (i) 29,167 shares of Common Stock, (ii) 3,937 Class A Warrants, each warrant entitling the holder to purchase one share of Common Stock at $1.43, and (iii) a promissory note in the principal amount of $108,333, which was subsequently contributed to the capital of the Company. In consideration of the $350,000 loan to the Company, Mr. Dworkin received (i) 24,500 Class B Warrants, each warrant entitling the holder to purchase one share of Common Stock at $0.36 per share, and (ii) a promissory note in the principal amount of $350,000 (the "$350,000 Note"). Pursuant to an amendment executed by the parties on September 30, 1996, the $350,000 Note automatically converted into 68,056 shares of Common Stock upon the completion of the Company's initial public offering.

         On September 30, 1995, the Company entered into a First Note Amendment with the holders of the Company's "1993 Junior Notes." Pursuant to this Amendment, the Company agreed to increase the interest rate on the 1993 Junior Notes from 6% to 8% per annum. Also pursuant to this Amendment, the Company agreed to issue shares of its Common Stock to holders of the 1993 Junior Notes, and the holders of the 1993 Junior Notes agreed to accept such Common Stock, in lieu of interest that had accrued on the 1993 Junior Notes. Pursuant to this agreement, holders of the 1993 Junior Notes received 2,153 shares of the Company's Common Stock for every $100,000 of interest payable. Among the holders of 1993 Junior Notes included Sidney Dworkin and CN Partners in which Lee Hartzmark, father of Michael L. Hartzmark, Harry Schwartz, father of Mark Schwartz, and Sidney Dworkin each have a one-fifth beneficial interest. On September 30, 1996, the Company entered into a Second Note Amendment with the holders of the 1993 Junior Notes. Pursuant to this Amendment, the outstanding principal and interest under the 1993 Junior Notes automatically converted into 291,666 shares of the Company's Common Stock (19,444 shares per $100,000 principal amount) upon the closing of the Company's initial public offering.

         On July 1, 1996, the Company obtained bridge financing totaling $1,500,000 (the "Bridge Financing"). Each lender that participated in the Bridge Financing (collectively, the "Lenders") received from the Company, as consideration, (i) the Company's promissory note in the principal amount of the Lender's investment (the "Bridge Note"), and (ii) 8,400 Class C Warrants for each $100,000 the Lender invested in connection with the Bridge Financing. Each Class C Warrant entitles the holder to purchase one share of the Company's Common Stock at an exercise price of $3.25 per share. In December 1996, the Company repurchased the Bridge Notes. Among the individuals that participated in the Bridge Financing (with amount invested in parenthesis ) included Mark Schwartz ($100,000), and Harry Schwartz ($100,000).

         Lee Hartzmark, the father of Michael L. Hartzmark, is a Senior Vice President with Fahnestock & Co., Inc., which served as a selected dealer in connection the Company's initial public offering. On June 20, 1996, Mr. Hartzmark entered into an agreement with Performance Industries, Inc. ("Performance," and formerly Mr. Gasket Company, Inc., the seller of the Cragar assets) whereby he was assigned the rights to an unsecured promissory note and a non-compete agreement between Performance and the Company. The unsecured promissory note and non-compete agreement had outstanding principal balances of $1,066,098 and $44,118, respectively, at June 20, 1996. Mr. Hartzmark paid Performance $700,000 in consideration of the assignment. On July 1, 1996, the Company completed a bridge financing totaling $1,500,000. A portion of the bridge proceeds were used to pay the unsecured promissory note and non-compete agreement obligations held by Mr. Hartzmark for $700,000, plus $79,727 for interest and service charges related to the assignment.

         The Company believes that all transactions it has entered into with affiliates are at arm's length and on terms equivalent or similar to terms under which the Company would conduct business with unaffiliated third parties.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of these filing requirements were satisfied during the year ended December 31, 1996.


                                RELATIONSHIP WITH
                             INDEPENDENT ACCOUNTANTS

         The principal independent public accounting firm utilized by the Company during the fiscal year ended December 31, 1996 was KPMG Peat Marwick, LLP, independent certified public accountants (the "Auditors"). It is presently contemplated that the Auditors will be retained as the principal accounting firm to be utilized by the Company during the current fiscal year. A representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions and will be afforded an opportunity to make a statement if the Auditors so desire.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than January 6, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to the Secretary of the Company at 4636 North 43rd Avenue, Phoenix, Arizona 85031.


                                  OTHER MATTERS

         The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                       Cragar Industries, Inc.

                                   /S/ Michael L. Hartzmark
                                       --------------------
                                       Michael L. Hartzmark
                                       President and Chief Executive Officer

April 16, 1997

                                   APPENDIX A

                             CRAGAR INDUSTRIES, INC.
                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                          (As restated April 11, 1997)

         1. Purpose. The purpose of this Plan is to advance the interests of Cragar Industries, Inc., a Delaware corporation (the "Company"), by providing additional incentive to attract and retain qualified non-employee Directors, whose efforts and judgment contribute significantly to the success of the Company, by encouraging such persons to own stock in the Company.

         2. Shares and Options. Options may be granted under this Plan from time to time to purchase an aggregate of up to 70,000 Shares, from Shares held in the Company's treasury or from authorized and unissued Shares. The number of authorized Shares in the immediately preceding sentence takes into consideration the 7 for 1 stock split approved by the Company's Board of Directors on September 7, 1996; therefore, no further adjustment shall be made under Section 8 for such stock split. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. Each Option granted hereunder shall be a Nonstatutory Stock Option.

         3. Conditions for Grant of Options. Each Option shall be evidenced by a written instrument granting an Option with such terms as are not inconsistent with this Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

         4.       Option Grants.

                  a. One-Time Grant. Each person who is a non-employee Director on April 9, 1997 shall be granted on option to purchase 3,300 Shares, which Option will become exercisable in full on May 16, 1997, provided the grantee is a non-employee Director on May 16, 1997. The per share exercise price of the Option subject to this one-time grant will be equal to the Fair Market Value of the Shares underlying such Options on May 16, 1997.

                  b. Initial Grant. Each non-employee Director shall be granted, on the date that he or she first becomes a non-employee Director, an Option to purchase 2,000 Shares, which Option will become exercisable in full immediately. The per share exercise price of the Option subject to this initial grant will be equal to the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

                  c. Annual Grant. Each non-employee Director shall be granted, on the date of his or her initial election or subsequent re-election by the Company's shareholders as a nonemployee Director, an Option to purchase 2,000 Shares, which Option will become exercisable in full on the first anniversary of the Option's grant, provided he or she remains a Director on such anniversary. The per share exercise price of this annual grant will be equal to the Fair Market Value of the Shares underlying such Option on the date such Option is granted. If an individual first becomes a non-Employee Director through election by the Company's shareholders, such individual shall be entitled to both the Initial Grant Option and the Annual Grant Option.

         5. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made. The option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above, provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 8 hereof.

         6. Exercisability of Options. Each outstanding Option shall become immediately fully exercisable if:

                  (a) there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                  (b) the stockholders of the Company approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                  (c) the stockholders of the Company approve a plan for the sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         7. Termination of Option Period. The unexercised portion of any Option shall automatically and without notice terminate and become null and void on the earliest to occur of: (i) two years after the date on which the Optionee ceases to be a Director for any reason including death; or (ii) after the expiration of 10 years from the date of grant of the Option.

         8.       Adjustment of Shares.

                  (a) f at any time while the Plan is in effect and unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i)      appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii)     appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price

                  (b) Subject to the specific terms of any Option, the Committee shall make appropriate adjustment in the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when such adjustments become appropriate by reason of a corporate transaction described in Subsections 6(b) or (c) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any said, lease, exchange, transfer, assignment or other disposition of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         9. Transferability of Options. No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         10.      Administration of the Plan.

                  (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be a Nonemployee Director, provided that the Committee shall not have any discretion with respect to the grant of Options to pursuant to this Plan. The Committee shall have all of the powers of the Board with respect to the Plan. The Board may change the membership of the Committee at any time and fill any vacancy occurring in the membership of the Committee by appointment.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting, or (ii) without a meeting by the unanimous written consent of the members of the Committee.

         11.      Interpretation.

                  (a) This Plan shall be governed by the internal substantive laws of the State of Delaware.

                  (b) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (c) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         12. Amendment and Discontinuation of the Plan. Either the Board or the Committee may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 8, no such amendment may, without approval by the stockholders of the Company, (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan; and provided further, that, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         13. Effective Date and Termination Date. Subject to approval of the Plan by the holders of a majority of the shares of Common Stock present at a duly called stockholders' meeting at which a quorum is present, the Plan shall be effective upon the Effective Date and shall terminate on the tenth anniversary of the Effective Date. If the Plan is not approved by the holders of a majority of the outstanding shares of Common Stock, the Plan shall be null and void.

         14. Definitions. As used herein, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean the stock option committee described in Section 10 hereof.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

                  (e)      "Director" shall mean a member of the Board.

                  (f)      "Effective Date" shall mean May 31, 1996.

                  (g) The "Fair Market Value" of corporate stock shall mean:

                           (i)     If the stock is then Publicly Traded: The
closing price of stock of that class as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board of the Committee.

                           (ii)    If the stock is then not Publicly Traded: The
price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such stock and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than sixteen months prior the day as of which Fair Market Value is being determined, it shall in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the issuer are available.

                  (h) "Nonemployee Director" shall mean a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Securities Exchange Act or any successor definition adopted by the Board.

                  (i) "Non-Statutory Stock Option" shall mean an Option which is not an incentive stock option as defined in Section 422 of the Code.

                  (j) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (k) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under the Plan by reason of the death of such person.

                  (l) "Plan" shall mean this Directors' Stock Option Plan for the Company.

                  (m) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (n)      "Share(s)" shall mean a share or shares of the Common
Stock.

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                                   APPENDIX B

                             CRAGAR INDUSTRIES, INC.
                   1996 STOCK OPTION AND RESTRICTED STOCK PLAN
                          (As restated April 11, 1997)

         1. Purpose of the Plan. Under this 1996 Stock Option and Restricted Stock Plan (the "Plan") of CRAGAR INDUSTRIES, INC. (the "Company") options may be granted to eligible employees to purchase shares of the Company's capital stock and restricted stock may be granted to eligible employees. The Plan is designed to enable the Company and its subsidiaries to attract, retain and motivate employees of the Company and its subsidiaries. The Plan provides for the grant of options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, as well as options which do not so qualify and for the grant of restricted stock.

         2. Stock Subject to Plan. The maximum number of shares of stock subject to this Plan shall be 300,000 shares of the Company's Common Stock, $.01 par value, subject to the adjustments provided in Sections 6 and 14. Shares of stock subject to the unexercised portion of any options granted under this Plan which expire or terminate or are canceled may again be subject to options under the Plan. However, if stock appreciation rights are granted with respect to any options under this Plan, the total number of shares of stock for which options granted under this Plan may thereafter be exercised shall be irrevocably reduced not only when there is an exercise of an option granted under the Plan, but also when such option is surrendered upon an exercise of a stock appreciation right granted under this Plan, in either case by the number of shares covered by the portion of such option which is exercised or surrendered. When the exercise price for an option granted under this Plan is paid with previously outstanding shares or with shares as to which the option is being exercised, as permitted in
Section 9, the total number of shares of stock for which options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of shares for which such option is thus exercised, without regard to the number of shares received or retained by the Company in connection with the exercise.

         3. Eligible Employees. The employees eligible to be considered for the grant of options hereunder are any persons regularly employed by the Company or its subsidiaries in a managerial, professional or technical capacity on a full-time, salaried basis.

         4. Exercise Price. The exercise price for each option granted hereunder as an Incentive Option shall be not less than 100% of the Fair Market Value (defined hereinbelow) of the stock being optioned at the date of the grant of the option; provided, however that the exercise price of any Incentive Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Common Stock of the Company shall be granted at a price that is not less than 110% of Fair Market Value on the date of grant . The exercise price for an option that is not an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 85% of the Fair Market Value of the stock subject to the option.

         5. Nontransferability. Except as otherwise permitted by the Committee, any option granted under this Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative

         6. Adjustments. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalizations, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of property (including cash) or rights for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

                  In connection with any reorganization, recapitalization, spin-off or other transaction in which the outstanding shares of stock of the class then subject to options outstanding under this Plan are changed into or exchanged for property (including cash), rights and/or securities other than, or in addition to, stock of the Company, an outstanding option may under this Section entitled "Adjustments" be adjusted to become exercisable for either: (a) the property (including cash), rights and/or securities receivable in that transaction by a holder of the number and kind of outstanding shares of stock subject to the option immediately prior to the transaction; or (b) stock of the Company or of a successor employer corporation, or

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a parent or subsidiary thereof, provided, that (i) such adjustment may preserve but may not increase any amount by which the Fair Market Value of the stock subject to the option exceeds the option exercise price, comparing such excess immediately before and immediately after the transaction, and (ii) such adjustment may preserve but may not reduce the ratio of the option exercise price to the Fair Market Value of the stock subject to the option, comparing such ratio immediately before and immediately after the transaction.

         7. Maximum Option Term. No option granted under this Plan may be exercised in whole or in part more than ten years after its date of grant; provided, however that no Incentive Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Common Stock of the Company may be exercised in whole or part more than five years after its date of grant.

         8. Plan Duration. Options may not be granted under this Plan after May 31, 2006.

         9. Payment. Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full in cash (including payment by check) concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the Fair Market Value of such class of stock on the date of exercise. If and while payment with stock is permitted for the exercise of an option granted under this Plan in accordance with the foregoing provision, the instrument evidencing the option may also permit the person then entitled to exercise that option, in lieu of using previously outstanding shares therefor, to use some of the shares as to which the option is then being exercised.

         10. Administration. The Plan shall be administered by the Company's board of directors (the "Board") or, at the discretion of the Board, by a committee (the "Committee") of not less than two members of the Board each of whom shall qualify as a "Non-employee Director" as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Board..

                  The interpretation and construction by the Committee of any term or provision of the Plan or of any option granted under it, including without limitation any determination of adjustments required pursuant to Section 6 hereof, shall be conclusive, unless otherwise determined by the Board in which event such action by the Board shall be conclusive, and such interpretation and construction shall be binding upon all those who hold or are eligible to receive options under the Plan and upon all persons claiming under them. The Board or Committee may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

                  Subject to the provisions of this Plan, the Board or, by delegation from the Board, the Committee, shall have full and final authority in its discretion to select the employees to be granted options, to authorize granting such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

         11. Other Option Provisions. Options granted under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan as the Board or Committee may authorize, including but not limited to
(a) vesting schedules governing the exercisability of such options, (b) provisions for acceleration of such vesting schedules in certain events, (c) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such options, (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such options, whether required by this Plan or applicable securities laws or imposed for other reasons, and (e) provisions regarding the termination or survival of any such option upon the optionee's death, retirement or other termination of employment and the extent, if any, to which any such options may be exercised after such event Incentive Options shall contain the terms and provisions required of them under the Internal Revenue Code. Subject to the adjustment provision in Section 6, the maximum number of shares subject to options that may be granted to any one optionee shall be 125,000. Additionally, subject to the

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adjustment provision in Section 6, the maximum number of shares of Common Stock that may be granted as Incentive Options shall be 300,000.

         12. Stock Appreciation Rights. If the instrument evidencing an option granted under this Plan so provides, such option may include a stock appreciation right, entitling the optionee, in lieu of exercising the option or any portion thereof, to surrender such option in whole or in part in exchange for a payment equal to the amount by which the Fair Market Value of the stock subject to that option or portion thereof then exceeds the option exercise price thereof, which payment may be made, at the Company's discretion, either in cash or in stock valued at its then current Fair Market Value, or any combination of such cash and stock; provided, however, no such stock appreciation right may be exercised unless the stock subject to the option is then Publicly Traded (defined hereinbelow).

         13. Restricted Stock. The Committee may make grants of shares as restricted stock with such terms and conditions as may be determined in the sole discretion of the Committee. Shares of restricted stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable instrument evidencing the grant or the Plan. Each certificate representing shares of restricted stock shall bear a legend referring to the Plan and the risk of forfeiture of the shares and stating that such shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of restricted stock from the date of grant. The Committee may (but is not obligated to) require that any dividends on such shares be automatically deferred and reinvested in additional restricted stock subject to the same restrictions as the underlying stock.

                  Grants of shares of restricted stock shall be made at such cost as the Committee shall determine and may be issued for no monetary consideration, subject to applicable state law. Shares of restricted stock shall not be transferable until after the removal of the legend with respect to such shares.

         14. Corporate Reorganizations. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for property (including cash), rights or securities other than the Company, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in accordance with Section 6 hereof as to the number and kind of shares optioned and their exercise prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. The instrument evidencing any option may also provide for the acceleration of otherwise unexercisable portions of the option (a) if the option shall terminate pursuant to the foregoing sentence, such acceleration to become effective at such time prior to the consummation of the transaction causing such termination as the Company shall designate, and (b) upon other specified events or occurrences, such as involuntary terminations of the option holder's employment following certain changes in the control of the Company.

         15. Financial Assistance. The Company is vested with authority under this Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

         16.      Limitations of Rights of Participants.

                  (a) A person to whom an option is granted under this Plan shall not have any interest in the optioned shares or in any dividends paid thereon and shall not have any of the rights or privileges of a stockholder with respect to such shares, until the certificates therefor have been issued and delivered to him or her.

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                  (b)      No shares of stock issuable under the Plan shall be
issued and no certificate therefor delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

                  (c) The receipt of an option does not give the optionee any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of the option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the optionee for any period.

                  (d) Nothing contained in this Plan shall constitute the granting of an option hereunder, which shall occur only pursuant to express authorization by the Board or the Committee.

         17. Amendment and Termination. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee who has not consented thereto of any option granted to the optionee pursuant to this Plan or of any of the optionee's rights under such option.

         18. Certain Definitions. The terms "Board," "Committee," and "Incentive Options" have been defined hereinabove. In addition, as used in this Plan, the following terms shall have the following meanings:

                  The "Fair Market Value" of corporate stock shall mean:

                           (1)     If the stock is then Publicly Traded: The
closing price of stock of that class as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading days as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board of the Committee.

                           (2)     If the stock is then not Publicly Traded: The
price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such bock and such other matters as the Board or its appraiser or appraisers deems pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than sixteen months prior to the day as of which Fair Market Value is being determined, it shall in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the issuer are available.

         Corporate stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system (NASDAQ") operated by the NASD.


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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            CRAGAR INDUSTRIES, INC.

                                  MAY 16, 1997


A  [ X ] PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

                   FOR      WITHHELD            NOMINEES:  Michael L. Hartzmark
1. Election of    [   ]      [   ]                         Sidney Dworkin
   Directors                                               Mark Schwartz
                                                           Donald E. McIntyre
                                                           Edward E. Faber

                                                FOR      AGAINST     ABSTAIN
2. Approval of an amendment to the             [   ]      [   ]       [  ]
   Company's Directors' Option Plan.

3. Approval of an amendment to the             [   ]      [   ]       [   ]
   Employee Option Plan.

For, except vote withheld from the following nominee(s):

___________________________________________________________
The Board of Directors recommends a vote FOR the nominees, FOR Proposal 2 and FOR Proposal 3.

                                                   CHANGE OF ADDRESS/ [   ]
                                             COMMENTS ON REVERSE SIDE

                                     I PLAN TO [   ]         I DO NOT [   ]
                                    ATTEND THE                PLAN TO
                                       MEETING             ATTEND THE
                                                              MEETING

                         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE(S)________________________________________________DATE___________
                                   SIGNATURE IF HELD JOINTLY
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            CRAGAR INDUSTRIES, INC.
                      1997 ANNUAL MEETING OF SHAREHOLDERS

   The undersigned hereby appoints Michael L. Hartzmark and Michael R. Miller, or any one of them acting in the absence of the other with full powers of substitution, the true and lawful attorneys and proxies for the undersigned and to vote, as designated on the reverse, all shares of Common Stock of CRAGAR INDUSTRIES, INC. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held on Friday, May 16, 1997, at 10:00 a.m., Mountain Standard Time, at 4636 North 43rd Avenue, Phoenix, Arizona, and at any and all adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse.


         (CONTINUED AND TO BE MARKED, DATED SIGNED, ON THE OTHER SIDE.)